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                                                                    EXHIBIT 99.1

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                         SALE AND CONTRIBUTION AGREEMENT


                            Dated as of June 26, 1998


                                      among


                              BLUEGREEN CORPORATION


                                    as seller


                  BLUEGREEN RECEIVABLES FINANCE CORPORATION III


                                  as purchaser


                                       and


                            BRFC III DEED CORPORATION


           as agent and custodian of certain deeds for the benefit of Heller Financial, Inc. or its successors and assigns






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                                TABLE OF CONTENTS

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
ARTICLE I

         DEFINITIONS............................................................................................-4-
         SECTION 1.01.  GENERAL.................................................................................-4-
         SECTION 1.02.  OTHER INTERPRETIVE PROVISIONS...........................................................-4-

ARTICLE II

         AGREEMENT TO TRANSFER; ASSIGNMENT OF AGREEMENT.........................................................-4-
         SECTION 2.01.  CLOSING OF PURCHASES....................................................................-4-
         SECTION 2.02.  ASSIGNMENT OF AGREEMENT.................................................................-5-
         SECTION 2.03.  CONVEYANCE OF SUBSEQUENT RECEIVABLES....................................................-6-

ARTICLE III

         REPRESENTATIONS AND WARRANTIES.........................................................................-7-

ARTICLE IIIA

         ORIGINATOR AFFIRMATIVE AND NEGATIVE COVENANTS.........................................................-10-
         SECTION 3.01A.  RECORDS...............................................................................-10-
         SECTION 3.02A.  USE OF PURCHASER NAME.................................................................-10-
         SECTION 3.03A.  OTHER DOCUMENTS.......................................................................-10-
         SECTION 3.04A.  ORIGINATOR'S DUES REQUIREMENT.........................................................-11-
         SECTION 3.05A.  CONSOLIDATION AND MERGER..............................................................-11-
         SECTION 3.06A.  RECEIVABLES...........................................................................-11-
         SECTION 3.07A.  COMPLIANCE WITH LAWS..................................................................-11-
         SECTION 3.08A.  YEAR 2000.............................................................................-11-
         SECTION 3.09A.  AUTHORIZED SIGNATORY..................................................................-12-
         SECTION 3.10A.  ENVIRONMENTAL COMPLIANCE..............................................................-12-
         SECTION 3.11A.  SHARE TRANSFER........................................................................-13-

ARTICLE IV

         PERFECTION OF TRANSFER AND PROTECTION
         OF BACK-UP SECURITY INTERESTS.........................................................................-13-
         SECTION 4.01.  CUSTODY OF RECEIVABLES.................................................................-13-
         SECTION 4.02.  FILING.................................................................................-14-
         SECTION 4.03.  NAME CHANGE OR RELOCATION..............................................................-14-
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


         SECTION 4.04.  CHIEF EXECUTIVE OFFICE.................................................................-14-
         SECTION 4.05.  COSTS AND EXPENSES.....................................................................-15-
         SECTION 4.06.  SALE TREATMENT.........................................................................-15-

ARTICLE V

         REMEDIES UPON MISREPRESENTATION.......................................................................-15-
         SECTION 5.01.  REPURCHASES AND SUBSTITUTIONS OF RECEIVABLES FOR BREACH OF
                        REPRESENTATIONS AND WARRANTIES.........................................................-15-
         SECTION 5.02.  REASSIGNMENT OF REPURCHASED OR SUBSTITUTED RECEIVABLES.................................-15-

ARTICLE VI

         INDEMNITIES...........................................................................................-16-
         SECTION 6.01.  ORIGINATOR INDEMNIFICATION.............................................................-16-
         SECTION 6.02.  LIABILITIES TO OBLIGORS................................................................-16-

ARTICLE VII

         MISCELLANEOUS.........................................................................................-16-
         SECTION 7.01.  MERGER OR CONSOLIDATION................................................................-16-
         SECTION 7.02.  TERMINATION............................................................................-17-
         SECTION 7.03.  ASSIGNMENT OR DELEGATION BY THE SELLERS................................................-17-
         SECTION 7.04.  AMENDMENT..............................................................................-17-
         SECTION 7.05.  NOTICES.  .............................................................................-17-
         SECTION 7.06.  MERGER AND INTEGRATION.................................................................-18-
         SECTION 7.07.  HEADINGS...............................................................................-18-
         SECTION 7.08.  GOVERNING LAW..........................................................................-18-
         SECTION 7.09.  NO BANKRUPTCY PETITION. ...............................................................-19-
         SECTION 7.10.  OMITTED................................................................................-19-
         SECTION 7.11.  SEVERABILITY OF PROVISIONS. ...........................................................-19-
         SECTION 7.12.  NO WAIVER; CUMULATIVE REMEDIES. .......................................................-19-
         SECTION 7.13.  COUNTERPARTS. .........................................................................-19-
         SECTION 7.14.  INTENDED CHARACTERIZATION. ............................................................-19-

EXHIBITS

         Exhibit A      Form of Sale Assignment
         Exhibit B      Form of Subsequent Purchase Agreement
         Exhibit C      Form of Allonge
         Exhibit D      Form of Master Assignment
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                         SALE AND CONTRIBUTION AGREEMENT

         This Sale and Contribution Agreement, dated as of June 26, 1998, is made by and among Bluegreen Corporation, a Massachusetts corporation, (together with its permitted successors and assigns, the "ORIGINATOR"), Bluegreen
Receivables Finance Corporation III, a Delaware corporation (together with its permitted successors and assigns, "FUNDING") and BRFC III Deed Corporation, as the custodian of certain deeds (together with its permitted successors and assigns, "DEED CORP").

         WHEREAS, in the regular course of its business, the Originator originates and purchases Receivables;

         WHEREAS, Funding has been established as a wholly-owned bankruptcy-remote subsidiary of the Originator for the purpose of the Originator's selling and/or contributing to it from time to time in accordance with the terms of this Agreement Receivables and related Assets owned by the Originator;

         WHEREAS, Deed Corp has been established as a wholly-owned bankruptcy-remote subsidiary of the Originator for the purpose of holding deeds relating to Receivables which are in the form of conditional sales contracts the Receivables of which are sold to Funding and simultaneously therewith sold to Heller Financial, Inc. (together with its permitted successors and assigns, "HFI") under the Asset Purchase Agreement (as hereinafter defined), such deeds to be held by Deed Corp solely as agent of and custodian for the Purchaser (as hereinafter defined);

         WHEREAS, the Originator and Funding wish to set forth the terms and conditions pursuant to which Funding will acquire such Receivables (including
Subsequent Receivables) and related Assets (such Receivables, including
Subsequent Receivables, together with such related Assets as more fully described herein, being the "RECEIVABLES AND RELATED ASSETS" (as hereinafter defined)); and

         WHEREAS, Funding intends concurrently with each transfer of Receivables and related Assets hereunder to sell, transfer and otherwise absolutely convey all right, title and interest in and to the Receivables and related Assets to Purchaser pursuant to the Asset Purchase Agreement dated as of June 26, 1998 by and among Funding, as Seller thereunder, HFI, as Purchaser thereunder (the
"PURCHASER"), the Originator, Bluegreen Corporation, in its separate capacity as Servicer (the "SERVICER"), Deed Corp, as custodian and agent for HFI under the Deed Custodian Agreement and the Cash Administrator named therein (as amended, supplemented or otherwise modified from time to time, the "ASSET PURCHASE
AGREEMENT"), executed concurrently herewith;

         WHEREAS, in connection with the execution and delivery of this Agreement and the Asset Purchase Agreement, the Servicer, the Originator,
Funding, Deed Corp and Purchaser have entered into the Servicing Agreement Re
Asset Purchase Agreement dated June 26, 1998 (as amended, supplemented or otherwise modified from time to time, the "SERVICING AGREEMENT"); and



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         WHEREAS, the Originator, Deed Corp, Funding and HFI wish to set forth the terms and conditions pursuant to which (i) the Originator will sell, transfer and otherwise convey all Receivables and related Assets to Funding, and
(ii) the Receivables Files, deeds and other instruments, certificates, books, records and information of any kind relating to the Receivables and related
Assets referred to in the foregoing clause (i) and from time to time sold and purchased hereunder and under the Asset Purchase Agreement will be transferred to the Originator and Deed Corp (as custodian and agent for HFI) under the Deed
Custodian Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Originator and Funding agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. GENERAL. Unless otherwise defined in this Agreement, capitalized terms used herein (including in the preamble above) have the meanings assigned to them in the Definitions Annex to the Asset Purchase
Agreement.

         SECTION 1.02. OTHER INTERPRETIVE PROVISIONS. Except to the extent otherwise specified in the particular term or provision at issue, this Agreement shall be interpreted and construed in accordance with the Document Conventions.

                                   ARTICLE II

                 AGREEMENT TO TRANSFER; ASSIGNMENT OF AGREEMENT

         SECTION 2.01. CLOSING OF PURCHASES. No later than five (5) Business
Days prior to each Purchase Date (or such shorter period to which Funding shall agree), the Originator will deliver or cause to be delivered to Funding a notice specifying all outstanding Eligible Receivables currently owned by the Originator which the Originator wishes to transfer and assign pursuant to this Agreement, together with the information described in EXHIBIT B to the Asset
Purchase Agreement with respect thereto through such day. On or prior to the Purchase Date, Funding will notify the Originator of the Eligible Receivables it will purchase (the "PURCHASED RECEIVABLES") on such date and the cash purchase price (the "SALE PRICE") it will pay for such purchase. To the extent that there is no Sale Price or the cash portion of the Sale Price for the Purchased
Receivables is less than the fair market value thereof, the difference shall be deemed a capital contribution by the Originator to Funding. The Originator and Funding shall enter into a certificate of assignment (the "SALE ASSIGNMENT"), dated as of each Purchase Date, substantially in the form of EXHIBIT A hereto, identifying all Purchased Receivables being conveyed on such date and the Originator shall either execute an Allonge (with respect to notes or instruments) in the form of EXHIBIT C attached hereto or a Master Assignment
(with respect to Receivables which take the form of conditional sales contracts) in the form of Exhibit D attached hereto. The Sale Price shall be payable by Funding in


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full by wire transfer on the Purchase Date to an account designated by the
Originator to Funding on or before the Purchase Date.

         Concurrent with the payment of the Sale Price, if any, for Purchased
Receivables and execution of the Sale Assignment, the Originator shall have, and shall be deemed for all purposes to have, sold, transferred, assigned, set over and otherwise conveyed to Funding, in consideration therefor, all the Originator's right, title and interest in and to the following (items (i) - (vi) below, collectively, being referred to as the "RECEIVABLES AND RELATED ASSETS"):

         (i) the Purchased Receivables identified by Funding to the Originator as described above, and all Collections thereon and monies due or to become due in payment of such Purchased
                  Receivables after the applicable Cutoff Date;

         (ii) the Intervals related to such Purchased Receivables subject to the Obligors' rights thereunder, including all proceeds from any sale or other disposition of such Interval;

         (iii)    the related Receivable Files;

         (iv) all payments made or to be made in the future with respect to such Purchased Receivables or the Obligor thereunder under any guarantee or similar credit enhancement with respect to such Purchased Receivables;

         (v)      all Insurance Proceeds with respect to each such Purchased
                  Receivable; and

         (vi)     all income from and proceeds of the foregoing.

The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by Funding (or any assignee thereof) of any obligation of the Originator in connection with the Receivables and related Assets, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor or any other Person, or (i) any taxes, fees, or other charges imposed by any Governmental Authority and (ii) any insurance premiums which remain owing with respect to any Receivable at the time such Receivable is sold hereunder; PROVIDED THAT Funding (or any assignee thereof) shall be required to deliver (or cause to be delivered) to the applicable Obligor the deed evidencing such Obligor's Interval upon payment in full of the conditional sales contract, if applicable.

         SECTION 2.02. ASSIGNMENT OF AGREEMENT. Funding has the right to assign its interest under this Agreement to the Purchaser as may be required to effect the purposes of the Asset Purchase Agreement, without further notice to, or consent of, the Originator, and the Purchaser shall succeed to such of the rights of Funding hereunder as shall be so assigned. The Originator acknowledges that, pursuant to the Asset Purchase Agreement, Funding will assign all of its right, title and interest


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in and to the Receivables and related Assets conveyed hereunder, including but not limited to, its right to exercise the remedies created by Section 5.01 hereof for breaches of representations and warranties of the Originator contained in Article III hereof, to the Purchaser as well as any other covenants or representations or warranties made by the Originator hereunder. The
Originator agrees that, upon such assignment to the Purchaser, such remedies, covenants and representations will run to and be for the benefit of the Purchaser and its assignees and the Purchaser or such assignee may enforce the same directly without joinder of Funding.

         SECTION 2.03. CONVEYANCE OF SUBSEQUENT RECEIVABLES. Subject to the satisfaction of the conditions set forth in Section 2.11 of the Asset Purchase
Agreement, the Originator may at its option (but shall not be obligated to) sell, transfer, assign, set over and otherwise convey to Funding (by delivery of an executed Subsequent Purchase Agreement substantially in the form attached as EXHIBIT B hereto), without recourse other than as expressly provided in the Transaction Documents (and in consideration of Funding's concurrent transfer of property, by exchange of one or more related Receivables released by the Purchaser to Funding on the Subsequent Transfer Date, in the case of a Subsequent Receivable which is a Substitute Receivable) all the right, title and interest of the Originator in and to the following (the property in clauses (i)
- (vi) below, collectively upon such transfer, becoming part of the "RECEIVABLES
AND RELATED ASSETS"):

         (i)      the Subsequent Receivables identified in the related Addition
                  Notice, and all Collections thereon and monies due or to become due in payment of such Subsequent Receivables after the applicable Cutoff Date;

         (ii) the Intervals related to such Subsequent Receivables, including all proceeds from any sale or other disposition of such Interval;

         (iii)    the related Receivable Files;

         (iv) all payments made or to be made in the future with respect to such Receivables or the Obligor thereunder under any guarantee or similar credit enhancement with respect to such Receivables;

         (v)      all Insurance Proceeds with respect to each such Subsequent
                  Receivable; and

         (vi)     all income from and proceeds of the foregoing.

To the extent that the property delivered by Funding to the Originator in exchange for the Subsequent Receivables and related Receivables and related
Assets being conveyed has a value less than the fair market value of such Subsequent Receivables and related Receivables and related Assets, the difference shall be deemed a capital contribution by the Originator to Funding in respect of such Subsequent Receivables.



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         Any such sale, transfer, assignment, set-over and conveyance shall not constitute and is not intended to result in a creation or an assumption by
Funding (or any assignee thereof) of any obligation of the Originator in connection with such Receivables and related Assets, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor or any other Person, or (i) any taxes, fees, or other charges imposed by any Governmental Authority and (ii) any insurance premiums which remain owing with respect to any such Receivable at the time such Receivable is conveyed hereunder; PROVIDED THAT Funding (or any assignee thereof) shall be required to deliver (or cause to be delivered) to the applicable Obligor the deed evidencing such Obligor's Interval upon payment in full of the conditional sales contract, if applicable.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Pursuant to each Sale Assignment, the Originator will make, and upon execution of each Subsequent Purchase Agreement will be deemed to remake, the representations and warranties set forth in Sections 5.1 and 5.2 of the Asset
Purchase Agreement for the benefit of Funding; provided, however, with respect to the representations and warranties relating to the Receivables, such representation and warranty shall be made only on their date of purchase hereunder. Such representations and warranties are incorporated by reference in this Article III, and Funding may rely thereon as if such representations and warranties were fully set forth herein. It is understood and agreed that the representations and warranties incorporated by reference in this Article III shall survive the conveyance of the Purchased Receivables to Funding and any conveyance of the Purchased Receivables by Funding to Purchaser and shall continue so long as any Purchased Receivable shall remain outstanding. The repurchase (or, in the alternative, substitution) obligation of the Originator set forth in Section 5.01 below and in Section 6.3 of the Asset Purchase
Agreement constitutes the sole remedy available for a breach of a representation or warranty of the Originator incorporated by reference through this Article
III. The Originator is not responsible for and shall have no obligation with respect to the Obligors' payment obligations under the Purchased Receivables, except with respect to Servicer Advances and obligations hereunder with respect to breaches of representations and warranties relating to the Receivables;
provided, however, this sentence shall not be construed to limit, in any manner, any other Originator obligation under the Transaction Documents.

         In addition, on the Closing Date, and upon the effectiveness of each conveyance of Receivables and related Assets hereunder the Originator makes, and upon each conveyance of Subsequent Receivables under a Subsequent Purchase
Agreement the Originator will be deemed to remake, the following representations and warranties:

         (a) ORGANIZATION AND GOOD STANDING. The Originator is a corporation duly organized and validly existing in good standing under the laws of the State of Massachusetts, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such



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         business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction
         Document to which it is a party.

         (b) DUE QUALIFICATION. The Originator is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained or will obtain all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations hereunder.

         (c) DUE AUTHORIZATION. The execution and delivery of this Agreement and each other Transaction Document to which it is a party, and the consummation of the transactions provided for herein and therein, have been duly authorized by the Originator by all necessary corporate action on the part of the Originator.

         (d) NO CONFLICT. The execution and delivery of this Agreement and each other Transaction Document to which it is a party, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute
         (with or without notice or lapse of time or both) a material default under, any material indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Originator is a party (or by which it or any of its property is bound).

         (e) NO VIOLATION. The execution and delivery by the Originator of this Agreement and each other Transaction Document to which it is a party, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof (including, without limitation, the sale of Receivables and related Assets by the Originator in accordance with the provisions of this Agreement) will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Originator.

         (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the best knowledge of the Originator, threatened against the Originator, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document or
         (iii) seeking any determination or ruling that could reasonably be expected to be adversely determined, and if adversely determined, would materially and adversely affect the performance by the Originator of its obligations under this Agreement or any other Transaction Document.



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         (g) ALL CONSENTS REQUIRED. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the Originator's execution and delivery of this Agreement and the other Transaction Documents to which it is a party, the performance of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof, have been obtained.

         (h) BULK SALES. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" law by the Originator.

         (i) SOLVENCY. After giving effect to the transactions under this Agreement, the Originator will be Solvent.

         (j) SELECTION PROCEDURES. No selection procedures believed by the Originator to be materially adverse to the interests of Funding or the Purchaser were utilized by the Originator in selecting the Receivables constituting part of the Receivables and related Assets being sold hereunder.

         (k) TAXES. The Originator has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has paid all taxes shown to be due and payable on such returns or on any assessments made against it or any of its or its subsidiaries property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Originator); no tax lien has been filed and, to the Originator's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

         (l) AGREEMENTS ENFORCEABLE. This Agreement and the other Transaction
         Documents to which the Originator is a party constitute the legal, valid and binding obligation of the Originator enforceable against the Originator in accordance with their respective terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and
         (ii) general principles of equity (whether considered as a suit at law or in equity).

         (m) EXCHANGE ACT COMPLIANCE. No proceeds of any conveyance hereunder will be used by the Originator to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities
         Exchange Act of 1934, as amended.

         (n) TITLE; PRIOR LIENS WITH RESPECT TO THE RESORTS AND ADDITIONAL
         RESORTS. Originator and its Subsidiaries have good and marketable title to the Resorts or Additional Resorts (excluding sold Intervals and any equitable rights of Obligors



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



         under applicable state law to the Units under any conditional land sales contracts which are the subject of any Receivables and related
         Assets).

         (o) ACCESS. The Resorts and Additional Resorts relating to the
         Receivables and related Assets, have direct access to a publicly dedicated road over a recorded easement and all roadways, if any, inside the Resorts and Additional Resorts are or will be common areas under the declaration after the first purchase of Receivables originated at such Resort or Additional Resort.

         (p) UTILITIES. Electric, gas, sewer, water facilities and other necessary utilities are lawfully available in sufficient capacity to service the Units relating to the Intervals in the Resorts and Additional Resorts relating to the Receivables and any easements necessary to the furnishing of such utility service have been obtained and duly recorded.

         (q) AMENITIES. All amenities described in the sales prospectus and the "PUBLIC REPORTS" for the Resorts and Additional Resorts relating to the Receivables are completed, or will be completed, in the time periods described in the "PUBLIC REPORTS", or a bond insuring their completion has been posted. Each Obligor has or will have in the time period described in the Public Reports access to and the use of all of the amenities and public utilities of the Resorts and the Additional
         Resorts relating to the Receivables as and to the extent provided in the Declaration and the "PUBLIC REPORTS".

                                  ARTICLE IIIA

                  ORIGINATOR AFFIRMATIVE AND NEGATIVE COVENANTS

         SECTION 3.01A. RECORDS. Originator shall keep adequate records and books of account reflecting all financial transactions of Originator and (to the extent available to the Originator) the Time Share Associations, including sales of Intervals, in which complete entries will be made in accordance with GAAP.

         SECTION 3.02A. USE OF PURCHASER NAME. Originator will not, and will not permit any Affiliate to, without the prior written consent of Purchaser, use the name of Purchaser or the name of any affiliates of Purchaser in connection with any of their respective businesses or activities, except in connection with internal business matters, administration of the Purchase Agreement and as required in dealings with governmental agencies including any reports required to be filed with the Securities and Exchange Commission.

         SECTION 3.03A. OTHER DOCUMENTS. To the extent not maintained by the Custodian or Servicer, Originator will maintain accurate and complete files relating to the Receivables and the related Assets to the satisfaction of Funding and Purchaser, and such files (to the extent not



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



computerized) will contain copies of each Originator Receivable and the related
Assets together with the purchase agreements, truth-in-lending statements, all relevant credit memoranda and all collection information and correspondence relating to such Receivables.

         SECTION 3.04A. ORIGINATOR'S DUES REQUIREMENT. The Originator shall be obligated to pay the Time Share Association dues relating to Intervals which are owned by the Originator or one of its Affiliates and do not relate to Receivables and for as long as the Originator or one of its Subsidiaries controls the Resorts or Additional Resorts, shall provide such monies as are necessary to maintain services for a Resort or an Additional Resort which is equal to or greater than one hundred percent (100%) of such Resorts or Additional Resorts total operating expenses, taxes, utilities and associated reserve fund requirements.

         SECTION 3.05A. CONSOLIDATION AND MERGER. The Originator will not consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it or convey all or substantially all of its assets to any Person, unless (i) either the Originator shall be the continuing corporation or the successor corporation or the person which acquires by sale or conveyance substantially all the assets of the Originator shall be a corporation organized under the laws of the United States of America or any State thereof and shall expressly assume the due and punctual performance and observance of all of the covenants and conditions of this Agreement to be performed or observed by the Originator , by an amendment hereto in form satisfactory to the Purchaser, and (ii) the Originator or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in breach in the performance of any such covenant or condition.

         SECTION 3.06A. RECEIVABLES. The Originator shall not take any action
(nor permit or consent to the taking of any action) which might reasonably be anticipated to impair the value of the Receivables or related Assets or any of the rights of Purchaser in the Receivables or related Assets; provided, however, nothing contained in this Section 3.06A shall be construed as requiring the Originator to guarantee or otherwise become liable for the payment of the Obligors' payments under the Receivables.

         SECTION 3.07A. COMPLIANCE WITH LAWS. Originator , and each of the Units in which Intervals are being sold, shall comply with, conform to and obey each and every judgment, law, statute, rule and governmental regulation applicable to it and each indenture, order, instrument, agreement or document to which it is a party or by which it is bound except where the failure to comply would not have a material adverse effect on the Receivables.

         SECTION 3.08A. YEAR 2000. Originator has made an assessment of the microchip and computer-based systems and the software used in its businesses and based upon such assessment believes that it will be "YEAR 2000 COMPLIANT" by January 1, 2000. For purposes of this Section 3.08A, "YEAR 2000 COMPLIANT" means that all software, embedded microchips and other processing capabilities utilized by, and material to the business operations or financial condition of, the Originator are able to interpret, store, transmit, receive and manipulate data on and involving all



                                      -11-



calendar dates correctly and without causing any abnormal ending scenarios in relation to dates in and after the year 2000. From time to time, at the request of the Purchaser, Originator shall provide to Purchaser such updated information as is requested regarding the status of its effort to become Year 2000 Compliant.

         SECTION 3.09A. AUTHORIZED SIGNATORY. Any person signing an Advance Request on behalf of Originator, as provided in Schedule 3.24A hereof shall have the requisite power and authority to sign the same on behalf of such Originator.

         SECTION 3.10A.  ENVIRONMENTAL COMPLIANCE.

         (a) The operations of Originator comply in all material respects with all applicable Environmental Laws.

         (b) There are no claims, investigations, litigation, administrative proceedings, whether pending or, to Originator's best knowledge, threatened, or judgments or orders, relating to any Hazardous Materials or alleging the violation of any Environmental Laws (collectively "ENVIRONMENTAL MATTERS") relating in any way to any operations of Originator on any real property leased or owned by Originator or to the operations of Originator the result of which, if adversely determined, would have a Material Adverse Effect.

         (c) To Originators' knowledge, no Hazardous Materials are presently stored or otherwise located on, in or under any real property leased, owned or operated by Originator except in material compliance with all applicable Environmental Laws, and, no part of any real property leased, owned or operated by Originator or to Originators' best knowledge, adjacent parcels, including the groundwater located thereon, is presently contaminated by any such Hazardous Material.

         (d) Originator has not filed any notice under any international, federal, state, regional, provincial or local law indicating past or present treatment, storage or disposal of a Hazardous Material or reporting a spill or release of a Hazardous Material into the environment the result of which, if adversely determined, would have a material adverse effect.

         (e) Originator does not have any known material liability, contingent or otherwise, in connection with any release of any Hazardous Material into the environment.

         (f) Originator hereby indemnifies Funding and agrees to hold Funding harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever (including, without limitation, court costs and reasonable attorneys' fees and legal expenses) which at any time or from time to time may be paid, incurred or suffered by, or asserted against, Funding arising directly or indirectly from the violation by the Originator of any Environmental Law with respect to any Resort or Additional Resort; or with respect to, or as a direct or indirect result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, properties utilized, owned or operated by Originator in the conduct of its business into or upon any land, the atmosphere, or any watercourse, body of water or wetland, of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Environmental Laws); PROVIDED that to the extent that Originator is strictly liable under any Environmental Laws, the Originator's obligations to indemnify Funding hereunder shall likewise be without regard to fault on the part of Originator and with respect to the violation of law which results in liability to Originator; PROVIDED, FURTHER, that this Section 3.10A shall not apply with respect to any liability, release, violation or other matter that arises solely from Originator's gross negligence or wilful misconduct after Originator loses possession of any property due to foreclosure or other exercises of remedies by Funding. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 3.10A may be unenforceable because it is violative of any law or public policy, Originator shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnifications set forth in this Section 3.10A.

         SECTION 3.11A. SHARE TRANSFER. Funding shall not transfer any shares of capital stock of Deed Corp.

                                   ARTICLE IV

                      PERFECTION OF TRANSFER AND PROTECTION
                          OF BACK-UP SECURITY INTERESTS

         SECTION 4.01. CUSTODY OF RECEIVABLES. Subject to the terms and conditions of this Section 4.01, and except as provided in the Custodial Agreement (i) the contents of each Receivable File shall be held in the custody of the Originator in its capacity as Servicer under the Servicing Agreement for the benefit of the owner thereof and (ii) each deed relating to any Interval subject to a contract for deed included in the Receivables and related Assets shall be transferred to Deed Corp, in its capacity as Deed Custodian. The Originator agrees to cooperate with the Servicer in its efforts to comply with its respective obligations under the Asset Purchase Agreement and the Servicing Agreement in respect of the Receivables and related Assets, and acknowledges and consents to the transactions contemplated therein.

         SECTION 4.02. FILING. (a) On or as soon as practicable following each Purchase Date, the Originator shall cause the UCC financing statement(s) referred to in Section 5.1(x) of the Asset Purchase Agreement to be filed and from time to time the Originator shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as Funding or HFI may reasonably request to perfect and protect Purchaser's ownership interest in the Receivables and related Assets against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

         (b) On or as soon as practicable following each Purchase Date, the Originator will deliver an assignment of the Deed in recordable form, endorse and transfer to Deed Corp, as custodian and agent for HFI, all deeds, as well as transfer to the Custodian the Receivables File relating to the Purchased Receivables or Subsequent Receivables (as the case may be) transferred on such Purchase Date. Pursuant to the Servicing Agreement, Servicer will record all deeds included within the Receivables and related Assets in the appropriate records depository in the jurisdictions in which the real property conveyed by such deeds are located. Each deed so recorded shall state that it has been transferred and conveyed to Deed Corp of the Obligor on the Purchased Receivable relating to such deed and the Purchaser of the related Receivable and shall further state that Deed Corp shall hold such deed solely as agent and custodian for the Purchaser.

         SECTION 4.03. NAME CHANGE OR RELOCATION. (a) During the term of this Agreement, the Originator agrees not to change its name, identity or structure or relocate its chief executive office, or relocate or establish a new location where Receivable Files are maintained, without first giving at least 30 days' prior written notice to Funding and HFI.

         (b) If any change in the Originator's name, identity or structure or other action would make any financing or continuation statement or notice of ownership interest or lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Originator, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Purchaser's interests in the Receivables and related Assets and proceeds thereof. In addition, the Originator agrees not to change its principal place of business or its chief executive office (within the meaning of Article 9 of the UCC) from the location specified in Section 12.2 of the Asset Purchase Agreement, or relocate or establish a location where it maintains Receivable Files which is other than in one of the UCC Filing Locations, unless it has first taken such action as is advisable or necessary to preserve and protect Funding's and HFI's interest in the Receivables and related Assets. Promptly after taking any of the foregoing actions, the Originator shall deliver to Funding and HFI an Opinion of Counsel stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of HFI in the Receivables and related Assets have been filed, and reciting the details of such filing.

         SECTION 4.04. CHIEF EXECUTIVE OFFICE. During the term of this Agreement, and subject to the other terms and provisions herein relating to changes in location, the Originator will maintain its chief executive office in one of the States of the United States, except Louisiana, Tennessee, Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.

         SECTION 4.05. COSTS AND EXPENSES. The Originator agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of Funding's and the Purchaser's right, title and interest in and to the Receivables and related Assets (including, without limitation, the interest in the Interval related thereto).

         SECTION 4.06. SALE TREATMENT. The Originator and Funding each shall treat the transfer of Receivables and related Assets made hereunder for financial accounting purposes as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents.

                                    ARTICLE V

                         REMEDIES UPON MISREPRESENTATION

         SECTION 5.01. REPURCHASES AND SUBSTITUTIONS OF RECEIVABLES FOR BREACH OF REPRESENTATIONS AND WARRANTIES. The Originator hereby agrees, for the benefit of Funding and its assignees including the Purchaser, that it shall repurchase an Ineligible Receivable and any Receivable with respect to which there has been a breach of a representation or warranty under Article III of this Agreement (together with all related Receivables and related Assets), at a repurchase price equal to the Transfer Deposit Amount, not later than the next Determination Date which is at most thirty (30) days after the earlier of (i) the date the Originator becomes aware of, or (ii) receives written notice from the Purchaser, the Servicer or Funding of, the related breach or inaccuracy of representation. Originator's obligation hereunder shall relate solely to a breach or inaccurate representation which materially adversely affects a Receivable or with respect to Receivables for which the breach of a representation or warranty in the aggregate materially adversely affects the Purchaser. If the Originator is able to effect a substitution for any such Ineligible Receivable in compliance with Section 2.03, the Originator may, in lieu of repurchasing such Receivable, effect a substitution for such affected Receivable with a Substitute Receivable not later than the date a repurchase of such Ineligible Receivable would be required hereunder; provided further, in the event the Originator can cure, and in fact cures, the condition which created the "Ineligible Receivable" in the above described 30 day period the Originator shall not be obligated to substitute or repurchase such Receivable.

         SECTION 5.02. REASSIGNMENT OF REPURCHASED OR SUBSTITUTED RECEIVABLES. Upon receipt by the Cash Administrator for deposit in the Collection Account of the repurchase price as described in Section 5.01 (or upon the Subsequent Transfer Date related to a Substitute Receivable described in Section 5.01), Funding shall assign to the Originator all of Funding's right, title and interest in the repurchased or Replaced Receivable and related Assets, in each case received by release from the Purchaser in accordance with Section 6.2 of the Asset Purchase Agreement, without recourse, representation or warranty.

                                   ARTICLE VI

                                   INDEMNITIES

         SECTION 6.01. ORIGINATOR INDEMNIFICATION. The Originator will defend and indemnify Funding and its assignees (including the Purchaser) (any of which, an "INDEMNIFIED PARTY") against any and all costs, expenses, losses, damages, claims and liabilities, joint or several, including reasonable fees and expenses of counsel and expenses of litigation (collectively, "COSTS") arising out of or resulting from any acts, omissions or alleged acts or omissions of the Originator arising out of or relating to this Agreement or any other Transaction Document which are in violation or contravention of the terms of this Agreement or any other Transaction Document or the use, ownership or operation of any Interval by the Originator or the Servicer or any Affiliate of either or any representation or warranty or covenant made by the Originator in this Agreement being untrue or incorrect (subject to the third sentence of the preamble to Article III of this Agreement above); PROVIDED, HOWEVER, that the Originator shall not be required to so indemnify any such Indemnified Party for such Costs to the extent that such Cost shall be due to or arise from the willful misfeasance, bad faith or gross negligence of such Indemnified Party, or the failure of such Indemnified Party to comply with any express undertaking, agreement or covenant made by such Indemnified Party in a Transaction Document to which it is a party; PROVIDED FURTHER that nothing contained in this Section
6.01 shall be construed to obligate the Originator to indemnify an Indemnified Party with respect to losses, claims, damages and liabilities incurred solely as a result of the payment performance of the Receivables and the related Assets. Notwithstanding any other provision of this Agreement, the obligations of the Originator under this Section 6.01 shall not terminate upon a Service Transfer pursuant to Section 3.3 of the Servicing Agreement and shall survive any termination of that agreement, the Asset Purchase Agreement or this Agreement.

         SECTION 6.02. LIABILITIES TO OBLIGORS. No obligation or liability to any Obligor under any of the Receivables is intended to be assumed by Funding or the Purchaser under or as a result of this Agreement and the transactions contemplated hereby except the obligation to deliver the deed upon payment in full.

                                   ARTICLE VII

                                  MISCELLANEOUS

         SECTION 7.01. MERGER OR CONSOLIDATION. (a) Except as otherwise provided in this Section 7.01, the Originator will keep in full force and effect its existence, rights and franchises as a Massachusetts corporation, and the Originator will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and of any of the Receivables and to perform its duties under this Agreement.

         (b) Any person into which the Originator may be merged or consolidated, or any corporation resulting from such merger or consolidation to which the Originator is a party, or any person succeeding to the business of the Originator, shall be the successor to the Originator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 7.02. TERMINATION. This Agreement shall terminate (after distribution of all amounts distributable pursuant to Section 2.7 of the Asset Purchase Agreement) on the Payment Date on which the Aggregate Unpaids have been reduced to zero; PROVIDED, that the Originator's indemnities by the Originator shall survive termination.

         SECTION 7.03. ASSIGNMENT OR DELEGATION BY THE SELLERS. Except as specifically authorized hereunder, the Originator may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of Funding and the Purchaser, and any attempt to do so without such consent shall be void.

         SECTION 7.04. AMENDMENT. This Agreement may not be amended without the prior written consent of the Purchaser. Any such amendment shall be in writing and executed by the parties hereto (including in counterparts). Upon the execution of any amendment in compliance with this Section 7.04, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes.

         SECTION 7.05. NOTICES. All notices, demands, certificates, requests and communications hereunder ("NOTICES") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telefax transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

         If to the Originator/Servicer:     Bluegreen Corporation
                                            4960 Blue Lake Drive
                                            Boca Raton, Florida 33431
                                            Attn: Patrick E. Rondeau, Esq.
                                            Telephone No.: (561) 912-8005
                                            Telecopy: (561) 912-8100

         If to Funding:                     Bluegreen Receivables Finance
                                              Corporation III
                                            4960 Blue Lake Drive
                                            Boca Raton, Florida 33431
                                            Attn: Patrick E. Rondeau, Esq.
                                            Telephone No.: (561) 912-8005
                                            Telecopy: (561) 912-8100

         If to Deed Corp:                   Bluegreen Corporation
                                            4960 Blue Lake Drive
                                            Boca Raton, Florida 33431
                                            Attn: Patrick E. Rondeau, Esq.
                                            Telephone No.: (561) 912-8005
                                            Telecopy: (561) 912-8100

         If to Purchaser:                   Heller Financial, Inc.
                                            28th Floor - Heller Sales Finance
                                            500 W. Monroe Street
                                            Chicago, Illinois  60661
                                            Attn: Portfolio Manager, Vacation
                                                  Ownership
                                            Facsimile: (312) 441-7924

         with a copy to:                    Heller Financial, Inc.
                                            28th Floor - Heller Sales Finance
                                            500 W. Monroe Street
                                            Chicago, Illinois  60661
                                            Attn:  Group General Counsel -

                                            Vacation Ownership
                                            Facsimile: (312) 441-7872

         If to the Cash Administrator:      U.S. Bank National Association
                                            180 East Fifth Street
                                            St. Paul, Minnesota 55101
                                            Attn: Sheryl Christopherson
                                            Fax No.: (612) 244-1797
                                            Tel. No.: (612) 244-0739

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         SECTION 7.06. MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

         SECTION 7.07. HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         SECTION 7.08. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois.

         SECTION 7.09. NO BANKRUPTCY PETITION. The Originator covenants and agrees that, prior to the date that is one year and one day after the payment in full of all Aggregate Unpaids, it will not institute against Funding, or join any other Person in instituting against Funding, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States, or take any action in contemplation or furtherance of any of the foregoing. This Section
7.09 will survive the termination of this Agreement.

         SECTION 7.10.  OMITTED.

         SECTION 7.11. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreement, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         SECTION 7.12. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of Funding (or any assignee thereof) or the Originator, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive (except to the extent specifically provided herein) of any other rights, remedies, powers or privileges provided by law.

         SECTION 7.13. COUNTERPARTS. This Agreement may be executed in two or more counterparts including by telefax transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         SECTION 7.14. INTENDED CHARACTERIZATION. The Originator, Funding and the Purchaser agree that any conveyance hereunder or under the Asset Purchase Agreement is intended to be a sale and conveyance of ownership of the Receivables and related Assets, rather than the mere granting of a security interest to secure a borrowing. If, notwithstanding such expressed interest, any such transfer is deemed to be of a mere security interest to secure indebtedness, the Originator shall be deemed to have granted (and hereby grants to) each of Funding and the Custodian, as agent for Funding, a perfected first priority security interest in such Receivables and related Assets and this Agreement shall constitute a security agreement under applicable law, securing the repayment of the purchase price paid hereunder and the obligations and/or interests provided for in this Agreement and in the order and priorities, and subject to the other terms and conditions of, the Asset Purchase Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto. If such transfer is deemed to be the mere granting of a security interest to secure a borrowing, Funding may, to secure Funding's own obtainment of funds under the Asset Purchase Agreement (to the extent that the conveyance of the Receivables and related Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign (i) all or a portion of the Receivables and related Assets pledged to Funding and not released from the security interest of this Agreement at the time of such pledge and assignment, and (ii) all proceeds thereof. Such repledge and reassignment may be made by Funding with or without a repledge and reassignment by Funding of its rights under this Agreement, and without further notice to or acknowledgment from the Originator. The Originator waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against Funding or any assignee of Funding relating to such action by Funding in connection with the transactions contemplated by the Asset Purchase Agreement.

                     [remainder of page intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                          BLUEGREEN RECEIVABLES FINANCE
                          CORPORATION III



                          By: __________________________________
                              Printed Name:______________________
                              Title: _____________________________

                          BLUEGREEN CORPORATION



                          By: __________________________________
                              Printed Name:______________________
                              Title: _____________________________



                          BRFC III DEED CORPORATION



                          By: __________________________________
                              Printed Name:______________________
                              Title: _____________________________


Acknowledged and Agreed to:

HELLER FINANCIAL, INC.

By: ____________________________
    Printed Name: ________________
    Title: _______________________

                                                           Exhibit A
                                                 Sale and Contribution Agreement


                             FORM OF SALE ASSIGNMENT

         In accordance with the Sale and Contribution Agreement (the "AGREEMENT") dated as of [_____], 1998 made by and between the undersigned, as Originator thereunder ("ORIGINATOR"), and Bluegreen Receivables Finance Corporation III, a Delaware corporation and wholly-owned subsidiary of Originator ("FUNDING"), the undersigned does hereby sell, transfer, assign, set over and otherwise absolutely convey to Funding all its right, title and interest in and to:

         (i) the Receivables described on the List of Receivables attached hereto, and all Collections thereon and monies due or to become due in payment of such Receivables after the applicable Cutoff Date, which is [______];

         (ii) the Interval related to each such Receivable, including all proceeds from any sale or other disposition of such Interval;

         (iii)    the related Receivable Files;

         (iv) all payments made or to be made in the future with respect to such Receivables or the Obligor thereunder under any guarantee or similar credit enhancement with respect to such Receivables;

         (v)      all Insurance Proceeds with respect to each such Receivable;
                  and

         (vi)     all income from and proceeds of the foregoing.

         This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned specified in
Article III of the Agreement and no others. Capitalized terms used in this Assignment and not defined shall have the same meanings as such terms would have if used in the Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this [__]th day of [______], 1998.

                          BLUEGREEN CORPORATION


                          By: __________________________________
                              Printed Name:______________________
                              Title: _____________________________


                          Accepted:

                          BLUEGREEN RECEIVABLES FINANCE
                          CORPORATION III


                          By: __________________________________
                              Printed Name:______________________
                              Title: _____________________________

                                                           Exhibit B
                                                 Sale and Contribution Agreement


                      FORM OF SUBSEQUENT PURCHASE AGREEMENT


         Subsequent Purchase Agreement (the "AGREEMENT"), dated as of [_____], [____], by and between Bluegreen Receivables Finance Corporation III, a Delaware corporation ("FUNDING"), and Bluegreen Corporation, a Massachusetts corporation ("ORIGINATOR"), pursuant to the Sale and Contribution Agreement referred to below.

                                   WITNESSETH:

         WHEREAS, Funding and the Originator are parties to the Sale and Contribution Agreement, dated as of [______], 1998 (the "AGREEMENT");

         WHEREAS, pursuant to the Agreement, the Originator wishes to convey the Subsequent Receivables to Funding, and Funding wishes to acquire and accept conveyance of the same, for the consideration set forth in SECTION 3 below; and

         WHEREAS, the Originator has timely delivered an Addition Notice related to such conveyance as required in the Asset Purchase Agreement dated as of [____], 1998 (the "PURCHASE AGREEMENT").

         NOW, THEREFORE, the Originator and Funding hereby agree as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used herein shall have the meanings ascribed to them in the Definitions Annex to the Purchase Agreement unless otherwise defined herein.

         "SUBSEQUENT CUTOFF DATE" shall mean, with respect to the Subsequent Receivables transferred hereby, [________].

         "SUBSEQUENT RECEIVABLES" shall mean, for purposes of this Agreement, the Subsequent Receivables listed in the Subsequent List of Receivables attached hereto as EXHIBIT A.

         "SUBSEQUENT TRANSFER DATE" shall mean, with respect to the Subsequent Receivables conveyed hereby, [________].

         SECTION 2. SUBSEQUENT LIST OF RECEIVABLES. The Subsequent List of Receivables attached hereto as EXHIBIT A is an amendment to the initial List of Receivables attached as Exhibit [__] to the Purchase Agreement, as contemplated in the definition of List of Receivables. The Subsequent List of Receivables separately identifies (by attached schedule, or marking or other effective identifying designation) the Subsequent Receivables to be transferred pursuant to this Agreement on the Subsequent Transfer Date, and also further separately identifies (by attached schedule, or marking or other effective identifying designation) the related intended Subsequent Receivable or Receivables with respect to which an Addition Notice has been delivered and which Receivables are being deleted from the List of Receivables by virtue of the delivery of the Subsequent List of Receivables.

         SECTION 3. TRANSFER OF SUBSEQUENT RECEIVABLES. Subject to and upon the terms and conditions set forth in Section 2.03 of the Agreement and this Agreement, the Originator hereby sells, transfers, assigns, sets over and otherwise conveys to Funding, in consideration of Funding's payment of $__________ as the purchase price therefor:

         (i) the Subsequent Receivables identified in the related Addition Notice, and all Collections thereon and monies due or to become due in payment of such Receivables after the related Subsequent Cutoff Date;

         (ii) the Intervals related to such Receivables, including all proceeds from any sale or other disposition of such Interval;

         (iii)    the related Receivable Files;

         (iv) all payments made or to be made in the future with respect to such Receivables or the Obligor thereunder under any guarantee or similar credit enhancement with respect to such Receivables;

         (v)      all Insurance Proceeds with respect to each such Receivable;
                  and

         (vi)     all income from and proceeds of the foregoing.

It is the intention of the Originator and Funding that the transfer contemplated by this Agreement shall constitute a conveyance of ownership of the Subsequent Receivables and related Assets from the Originator to Funding, transferring good title thereto free and clear of any Liens, and that the Subsequent Receivables shall not be part of the Originator's estate in the event of the filing of a bankruptcy petition by or against Originator under any bankruptcy or similar law.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR. (a) The Originator hereby represents and warrants to Funding that the representations and warranties of Originator in Section 3.01 of the Agreement are true and correct as of the Subsequent Transfer Date.

         (b) The Originator hereby repeats and remakes with respect to the Subsequent Receivables as of the Subsequent Transfer Date, the representations and warranties set forth in the Agreement and deemed to be made with respect to such Subsequent Receivables thereunder.

         (c) The Originator hereby represents and warrants that (i) the Receivable Balance of the Subsequent Receivables listed on the Subsequent List of Receivables and conveyed to Funding pursuant to this Agreement is $__________ as of the Subsequent Cutoff Date, and (ii) the conditions set forth in Section 2.11[__] of the Purchase Agreement have been satisfied as of the Subsequent Transfer Date.

         SECTION 5. RATIFICATION OF AGREEMENT. As supplemented by this Agreement, the Agreement is in all respects ratified and confirmed and, as so supplemented by this Agreement, shall be read, taken and construed as one and the same instrument.

         SECTION 6. COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

         SECTION 7. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                     [remainder of page intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                          BLUEGREEN RECEIVABLES FINANCE
                          CORPORATION III

                          By: __________________________________
                              Printed Name:______________________
                              Title: _____________________________


                          BLUEGREEN CORPORATION

                          By: __________________________________
                              Printed Name:______________________
                              Title: _____________________________

                                    EXHIBIT C

                                 Form of Allonge

ALLONGE

         This Allonge is attached to and made a part of the following note or instrument:

         "PAY TO THE ORDER OF BLUEGREEN RECEIVABLES FINANCE CORPORATION III, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY EXCEPT AS PROVIDED IN THE SALE AND CONTRIBUTION AGREEMENT."

                                        By:___________________________
                                        Name:_________________________
                                        Its:__________________________

         The foregoing endorsement shall have the same effect as though it were written directly on the note or instrument identified above.

         The foregoing note or instrument shall be and is hereby endorsed as follows with respect to the Purchase Facility:

         "PAY TO THE ORDER OF HELLER FINANCIAL, INC., WITHOUT RECOURSE, REPRESENTATION OR WARRANTY EXCEPT AS PROVIDED IN THE ASSET PURCHASE AGREEMENT."

                                        By:___________________________
                                        Name:_________________________
                                        Its:__________________________

         The foregoing endorsement shall have the same effect as though it were written directly on the note or instrument identified above.

















DOCUMENT NUMBER: